EXHIBIT 4
AUDITOR GENERAL POWER OF ATTORNEY
NOTE TO DELEGATION OF SIGNING AUTHORITY — ANNUAL AUDITS,
ASSESSMENTS OF PERFORMANCE INFORMATION & SPECIAL EXAMINATION REPORTS,
AND QUALITY REVIEWERS
(1)	This delegation becomes effective as of the date of the Auditor General’s signature except as noted in the delegation.

(2)	This delegation replaces all previous delegations of signing authority.

(3)	The assistant auditors general listed on page 2 have authority to sign auditors’ reports in their group where signing authority has been delegated to a principal.

(4)	The following assistant auditors general have authority to sign a “consent letter” to authorize distribution of a previously signed auditor’s report to a securities regulator:

Nancy Cheng	Business Development Bank of Canada
Ron Thompson	Canada Mortgage and Housing Corporation
Ron Thompson	Export Development Canada
(5)	John Wiersema is delegated authority to sign all auditors’ reports except where prohibited by law (Section 18 of the Auditor General Act), consent letters described in note 4 above, all special examination reports and all assessments of performance information.

Pursuant to Section 18 of the Auditor General Act, I hereby delegate authority to the following individuals to sign Annual Auditor’s Reports and Special Examination Reports, as identified above.

/s/ Sheila Fraser	November 20, 2006

Sheila Fraser, FCA	Date
DEPUTY AUDITOR GENERAL:

/s/ John Wiersema

John Wiersema, FCA

ASSISTANT AUDITORS GENERAL:

/s/ Richard Flageole	/s/ Lyse Ricard	/s/ Ronald C. Thompson

Richard Flageole, FCA	Lyse Ricard, FCA	Ronald C. Thompson, FCA

/s/ Douglas Timmins	/s/ Nancy Cheng	/s/ John Rossetti

Douglas Timmins, CA	Nancy Cheng, FCA	John Rossetti, CA

/s/ Mark Watters

Mark Watters, CA

PRINCIPALS:

/s/ Guy LeGras	/s/ Alain Boucher	/s/ Micheline Ethier Massicotte

Guy LeGras, CA	Alain Boucher, CA	Micheline Ethier Massicotte, CA

/s/ Julie Charron	/s/ Crystal Pace	/s/ Marian McMahon

Julie Charron, CA	Crystal Pace, CA	Marian McMahon, CA

/s/ John O’Brien	/s/ Michael Pickup	/s/ Dale Shier

John O’Brien, CA	Michael Pickup, CA	Dale Shier, CA

/s/ Denis Labelle

Denis Labelle, CA

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